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                               FIRST AMENDMENT TO
                           SIXTH AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               AMB PROPERTY, L.P.

        This First Amendment (this "Amendment") is made as of October 30, 2002, by AMB PROPERTY CORPORATION, a Maryland corporation, as general partner (the "General Partner") of AMB PROPERTY, L.P., a Delaware limited partnership (the "Partnership"), and as attorney-in-fact for each of the limited partners of the Partnership (collectively, the "Limited Partners") for the purpose of amending the Sixth Amended and Restated Agreement of Limited Partnership of the Partnership dated as of April 17, 2002 (as amended, the "Partnership Agreement"). All defined terms used herein but not defined herein have the meanings assigned to them in the Partnership Agreement.

        WHEREAS, the General Partner and the Partnership believe it is desirable and in the best interest of the Partnership to amend the Partnership Agreement as set forth herein; and

        WHEREAS, GSEP 2002 Realty Corp., a preferred limited partner (the "Preferred Limited Partner"), consents to such amendments.

        NOW, THEREFORE, pursuant to Sections 2.4 and 7.3E of the Partnership Agreement, the General Partner, on its own behalf and as attorney-in-fact for the Limited Partners, hereby amends the Partnership Agreement as follows:

        SECTION 1. Amendment of Section 19.8 of the Partnership Agreement.
Section 19.8 of the Partnership Agreement is hereby amended by deleting the phrase "April 17" each time it appears therein and substituting "October 30" in its place and stead.

        SECTION 2. Consent of Preferred Limited Partner. The Preferred Limited Partner hereby consents to this Amendment, which alters the rights set forth to
Section 19.8 of the Partnership Agreement.

        SECTION 3. Governing Law. This Amendment shall be construed under and governed by the internal laws of the State of Delaware without regard to its conflict of laws provisions.

        SECTION 4. Partnership Agreement. The Partnership Agreement and this Amendment shall be read together and shall have the same effect as if the provisions of the Partnership Agreement and this Amendment were contained in one document. Any provisions of the Partnership Agreement not amended by this Amendment shall remain in full force and effect as provided in the Partnership Agreement immediately prior to the date hereof.



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        IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed as of the date set forth above by their duly authorized representatives.


                                        GENERAL PARTNER:

                                        AMB PROPERTY CORPORATION,
                                        a Maryland corporation



                                        By: /s/ Michael A. Coke
                                            ------------------------------------
                                            Michael A. Coke
                                            Chief Financial Officer and
                                            Executive Vice President


                                        LIMITED PARTNERS:

                                        AMB PROPERTY CORPORATION,
                                        as attorney-in-fact for each of the
                                        Limited Partners



                                        By: /s/ Michael A. Coke
                                            ------------------------------------
                                        Michael A. Coke
                                        Chief Financial Officer and
                                        Executive Vice President



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                                        SERIES K LIMITED PARTNER:

                                        GSEP 2002 REALTY CORP.



                                        By: /s/ Eric Lane
                                            ------------------------------------

                                            Name:  Eric Lane
                                                   -----------------------------

                                            Title: President and CEO
                                                   -----------------------------